                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint JAMES F. KEEN, CLYDE A. BILLINGS, JR., TERESA A. FEHRMAN, and ELBERT L. THOMAS, JR., jointly and each of them severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute and sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 to be filed with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934, by First Tennessee National Corporation ("Corporation") and, further, to execute and sign any and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




         Signature                              Title                                          Date
         ---------                              -----                                          ----
RALPH HORN                        Chief Executive Officer                                    March 23, 1995
---------------------------        (principal executive officer)
Ralph Horn                         and a Director


ELBERT L. THOMAS, JR.             Senior Vice President                                      March 23, 1995
---------------------------        and Chief Financial Officer
Elbert L. Thomas, Jr.              (principal financial officer)



JAMES F. KEEN                     Senior Vice President and                                  March 23, 1995
---------------------------        Controller (principal
James F. Keen                      accounting officer)



JACK A. BELZ                      Director                                                   March 23, 1995
---------------------------
Jack A. Belz



ROBERT C. BLATTBERG               Director                                                   March 23, 1995
---------------------------
Robert C. Blattberg



J. R. HYDE, III                   Director                                                   March 23, 1995
---------------------------
J. R. Hyde, III



R. BRAD MARTIN                    Director                                                   March 23, 1995
---------------------------
R. Brad Martin


JOSEPH ORGILL, III                Director                                                   March 23, 1995
---------------------------
Joseph Orgill, III



RICHARD E. RAY                    Director                                                   March 23, 1995
---------------------------
Richard E. Ray


VICKI G. ROMAN                    Director                                                  March 23, 1995
---------------------------
Vicki G. Roman



MICHAEL D. ROSE                   Director                                                  March 23, 1995
---------------------------
Michael D. Rose



WILLIAM B. SANSOM                 Director                                                  March 23, 1995
---------------------------
William B. Sansom



GORDON P. STREET, JR.             Director                                                  March 23, 1995
---------------------------
Gordon P. Street, Jr.



RONALD TERRY                      Director                                                  March 23, 1995
---------------------------
Ronald Terry





                                  Page 2 of 2